Exhibit 99.906 CERT

Exhibit 19(b)

CERTIFICATION PURSUANT TO 18 U.S.C. Section 1350 AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES OXLEY ACT OF 2002

I, Megan McClellan, President (Principal Executive Officer) of TCW ETF Trust (the “Registrant”), certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

1. The Form N-CSR of the Registrant on behalf of TCW Artificial Intelligence ETF, TCW Compounders ETF, TCW Transform 500 ETF, TCW Transform Systems ETF and TCW Transform Supply Chain; for the annual period ended October 31, 2024 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: January 2, 2025	/s/ Megan McClellan
Megan McClellan, President
(Principal Executive Officer)

Exhibit 19(b)

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES OXLEY ACT OF 2002

I, Joshua Hunter, Treasurer (Principal Financial Officer) of TCW ETF Trust (the “Registrant”), certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

1. The Form N-CSR of the Registrant on behalf of TCW Artificial Intelligence ETF, TCW Compounders ETF, TCW Transform 500 ETF,TCW Transform Systems ETF and TCW Transform Supply Chain ETF; for the annual period ended October 31, 2024 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: January 2, 2025	/s/ Joshua Hunter
Joshua Hunter, Treasurer
(Principal Financial Officer)